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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 25, 1998


                          Hyperion Software Corporation
                   -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                   -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-19538                                     06-1326879
    (Commission File Number)              (I.R.S. Employer Identification No.)


900 Long Ridge Road, Stamford, Connecticut                06902
(Address of Principal Executive Offices)                (Zip Code)


                                 (203) 703-3000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     As previously announced, Hyperion Software Corporation ("Hyperion"), Arbor Software Corporation and HSC Merger Corp. entered into an Agreement and Plan of Merger dated May 25, 1998. In connection with the merger contemplated therein, Hyperion and American Stock Transfer & Trust Company, as rights agent, entered into Amendment No. 1, dated May 25, 1998 (the "Amendment"), to the Rights Agreement, dated November 17, 1995, between Hyperion and American Stock Transfer & Trust Company, as rights agent.

     A copy of the Amendment is attached to this Form 8-K as Exhibit 4.1.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

     (a)  Financial statements of businesses acquired:

          Not Applicable.

     (b)  Pro forma financial information:

          Not Applicable.

     (c)  Exhibits:

          See Exhibit Index attached hereto.

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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number      Description
--------------      -----------

    4.1 Amendment No. 1, dated May 25, 1998, to the Rights Agreement, dated November 17, 1995, between Hyperion and American Stock Transfer & Trust Company, as rights agent.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HYPERION SOFTWARE CORPORATION
                                            (Registrant)


Date:  June 8, 1998                 By: /s/ Michael A. Manto
                                        ----------------------------------------
                                        Michael A. Manto
                                        Vice President and Corporate Controller